Conversion Agreement

     This Conversion Agreement (the "Agreement") is made and entered into by and among AmeriNet Group.com, Inc., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Exchange Act ("AmeriNet") and, The Yankee Companies, Inc., a Florida corporation which serves as AmeriNet's strategic consultant ("Yankees"), AmeriNet and Yankees being sometimes hereinafter collectively referred to as the "Parties" or generically as a "Party").

                                    Preamble:

     WHEREAS, in order for AmeriNet to more effectively organize its operations and acquire promising operating companies, it needs to reduce its current indebtedness and in conjunction therewith, has requested the assistance of Yankees; and

     WHEREAS, Yankees has agreed to provide such assistance by converting $98,500 of the debt currently owed by AmeriNet to Yankees (the "AmeriNet Debt") into equity at the rate of $0.125 per share of AmeriNet's common stock, $0.01 per share par value (the "Common Stock"):

     NOW,   THEREFORE,   in  consideration   of  the  covenants,   promises  and
representations set forth herein, and for other good and valuable consideration, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

                                    Article I
                                   Definitions

     The following terms or phrases, as used in this Agreement, shall have the following meanings:

(A)      Accredited Investor:

          An investor that meets the requirements for treatment as an accredited investor, as defined in Rule 501(a) of Commission Regulation D, which provides as follows:

          "Accredited investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

          (1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

     (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

     (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

     (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

     (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

     (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in ss.230.506(b)(2)(ii); and

     (8)  Any entity in which all of the equity owners are accredited investors.

(B)      Commission:     The United States Securities and Exchange Commission.

(C)      Exchange Act:   The Securities Exchange Act of 1934, as amended.

(D)      Exchange Act Reports:

          The reports on Commission Forms 10-SB, 10-KSB, 10-QSB and 8-K and Commission Schedules 14A and 14C, that AmeriNet is required to file pursuant to Sections 13, 14, 15(d) and 12(g) of the Exchange Act.

(E)      Florida Act:     The Florida Securities and Investor Protection Act.

(F)      Florida Rule:    Florida Rule 3E-500.005, which provides as follows:
                          Disclosure requirements of Section 517.061(11)(a)3,
                          Florida Statutes.

      (1) Transactions by an issuer which do not satisfy all of the conditions of this rule shall not raise any presumption that the exemptions provided by Section 517.061(11), Florida Statutes is not available for such transactions. Attempted compliance with this rule does not act as an election; the issuer can also claim the availability of Section 517.061(11), Florida Statutes, outside this rule.

      (2) The determination as to whether sales of securities are part of a larger offering (i.e., are deemed to be integrated) depends on the particular facts and circumstances. In determining whether sales should be regarded as part of a larger offering and thus should be integrated, the facts described in Rule 3E-500.01 should be considered.

      (3) Although sales made pursuant to Section 517.061(11), Florida Statutes, and in compliance with this rule, are exempt from the registration provisions of this Act, such exemption does not avoid the antifraud provisions of Sections 517.301 and 517.311, Florida Statutes.

      (4) The provisions of this rule shall apply only to transactions which are consummated with persons in the State of Florida.

      (5) The requirements of Sections 517.061(11)(a)(3), Florida Statutes, that each purchaser, or his representative be provided with or given reasonable access to full and fair disclosure of all material information shall be deemed to be satisfied if either paragraphs
          (5)(a) or (5)(b) are complied with:

          (a) Access to or Furnishing of Information. Reasonable access to, or the furnishing of, material information shall be deemed to have been satisfied if prior to the sale a purchaser is given access to the following information:

               1.       All material books and records of the issuer; and

               2. All material contracts and documents relating to the proposed transaction; and

               3. An opportunity to question the appropriate executive officers or partners.
               ....

       (6) In the case of an issuer that is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the provisions of paragraph (5)(b) of this rule shall be deemed satisfied by providing the following:

               (a) The information contained in the annual report required to be filed under the Securities Exchange Act of 1934 or a registration statement on Form S-1 under the Securities Act of 1933, whichever filing is the most recent required to be filed, and the information contained in any definitive proxy statement required to be filed pursuant to Section 14 of the Securities Exchange Act of 1934 and in any reports or documents required to be filed by the issuer pursuant to
                    Section 13(a) or 15(d) of the Securities Exchange Act of 1934, since the filing of such annual report or registration statement; and

                (b) A brief description of the securities being offered, the use of the proceeds from the offering, and any material changes in the issuer's affairs which are not disclosed in the documents furnished.

(G)      Securities Act:    The Securities Act of 1933, as amended.


                                   Article II
                                   Conversion

(A) Yankees hereby converts $98,500 of the AmeriNet Debt into shares of AmeriNet unregistered Common Stock, at a conversion price of $0.125 per share, the transaction being effected without registration under the Securities Act or the Florida Act, based on the exemption from registration provided by Section 4(6) of the Securities Act and Section 517.061(11) of the Florida Act.

(B) In consideration for Yankees' conversion of the AmeriNet Debt, AmeriNet hereby agrees to issue to Yankees the 788,000 shares of AmeriNet' common stock subscribed for hereby.

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



(C) As a material inducement to AmeriNet's consideration of Yankees' offer to convert AmeriNet Debts into the Yankees' shares, Yankees represents, warrants and covenants to AmeriNet, as follows:

         (1) Yankees is familiar with the requirements for treatment as an "accredited investor" under Regulation D and Section 4(6) of the Securities Act and meets one or more of the definitions of an "accredited investor" contained in Rule 501(a) promulgated under authority of Securities Act and has, alone or together with its advisors or representatives, if any, such knowledge and experience in financial matters that Yankees is capable of evaluating the relative risks and merits of this subscription, the text of Rule 501(a) being set forth, in full, above;

         (2) Yankees acknowledges that it has, based on its own substantial experience, the ability to evaluate the transactions contemplated hereby and the merits and risks thereof in general and the suitability of the transaction for it in particular;

         (3)      (a)      Yankees  understands  that  the  offer  and  issuance
                           of  AmeriNet  Stock  is  being  made in  reliance  on
                           Yankees'   representation   that   it  has   reviewed
                           AmeriNet's  Exchange  Act Reports and, as a result of
                           its services as AmeriNet' strategic  consultant,  has
                           become  familiar  with  the   information   disclosed
                           therein, including that contained in exhibits filed therewith.

                  (b) Yankees is fully aware of the material risks associated with becoming an investor in AmeriNet and confirms that it was previously informed that all documents, records and books pertaining to this investment have been available from AmeriNet and that all documents, records and books pertaining to this transaction requested by it have been made available to it;

         (4) Yankees has had an opportunity to ask questions of and receive answers from the officers of AmeriNet concerning the terms and conditions of this Agreement and the transactions contemplated hereby, as well as the affairs of AmeriNet and related matters;

         (5) Yankees has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraphs (a), (b), (c) and (d) hereof, as well as to supplement the information in the Exchange Act Reports;

         (6) Yankees has represented to AmeriNet that it has the general ability to bear the risks of the subject transaction and that it is a suitable investor for a private offering and Yankees hereby affirms the correctness of such information to AmeriNet, including, without limitation, the representations in the form of the investment letter annexed hereto and made a part hereof as exhibit 3(D)(6);

         (7)      Yankees acknowledges and is aware that:

                  (a) The AmeriNet Stock is a speculative investment with no assurance that AmeriNet will be successful, or if successful, that such success will result in payments to Yankees or to realization of capital gains by Yankees on disposition of the AmeriNet Stock; and

                  (b) The AmeriNet Stock to be issued to it has not been registered under the Securities Act or under any state securities laws, accordingly Yankees may have to hold such common stock and may not be able to liquidate, pledge, hypothecate, assign or transfer it;

         (8) Yankees has obtained its own opinion from its legal counsel to the effect that after an examination of the transactions associated herewith and the applicable law, no action needs to be taken by either Yankees or AmeriNet in conjunction with this Agreement and the issuance of the AmeriNet Stock in conjunction therewith, other than such actions as have already been taken in order to comply with the securities law requirements of Yankees' state of domicile, including the safe harbor provided in conjunction with compliance with the Florida Rule; and

         (9)      (a)      The certificates  for  the  AmeriNet  Stock will bear
                           restrictive legends and AmeriNet's transfer agent will be instructed not to transfer the subject securities unless they have been

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



                           registered pursuant to Section 6 of the Securities Act or an opinion of counsel to Yankees satisfactory to legal counsel to AmeriNet and AmeriNet's president has been provided, to the effect that the proposed transaction is exempt from registration requirements imposed by the Securities Act, the Exchange Act and any applicable state or foreign laws.

                  (b) The legend shall read as follows: "The securities represented by this certificate were issued without registration under the Securities Act of 1933, as amended, or comparable state laws in reliance on the provisions of Section 4(6) of such act, and comparable state law provisions. These securities may not be transferred pledged or hypothecated unless they are first registered under applicable federal, state or foreign laws, or the transaction is demonstrated to be exempt from such requirements to AmeriNet's satisfaction."

(D) AmeriNet hereby confirms that the transaction effected hereby in no manner impairs Yankees' rights under its current stock purchase warrant entitling it to acquire 12.5% of Yankees outstanding and reserved capital stock (the "Yankees' Warrant"), as determined immediately following complete exercise of the Yankees' Warrant, and that this conversion is separate from and independent of Yankees rights under the Yankees' Warrant.


                                   Article III
                               General Provisions

3.1      Interpretation.

(A) When a reference is made in this Agreement to Schedules or Exhibits, such reference shall be to a Schedule or Exhibit to this Agreement unless otherwise indicated.

(B)      The words "include,"  "includes" and "including" when used herein shall
         be  deemed  in  each  case  to  be  followed  by  the  words   "without
         limitation."

(C) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(D) The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

(E) All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

(F) The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

3.2      Notice.

(A) All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         (1)      To AmeriNet:

                            AmeriNet Group.com, Inc.
        Crystal Corporate Center; 2500 North Military Trail, Suite 225-C;
                           Boca Raton, Florida 33431
                   Attention: Lawrence R. Van Etten, President
               Telephone (561) 998-3435, Fax (561) 998-3425; and,
                        e-mail larry@amerinetgroup.com;

         (2)      Yankees:

                           The Yankee Companies, Inc.
        Crystal Corporate Center; 2500 North Military Trail, Suite 225-A;
                           Boca Raton, Florida 33431
                   Attention: Leonard Miles Tucker, President
Telephone (561) 998-2025, Fax (561) 998-3425; and, e-mail carrington@flinet.com;
                                 with a copy to

                          Office of the General Counsel
                           The Yankee Companies, Inc.
                   1941 Southeast 51st Terrace; Ocala, Florida
            34471 Telephone (352) 694-9182, Fax (352) 694-1325; and,
                         e-mail, tyclegal@atlantic.net.

         or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

(B)      At the request of any Party,  notice will also be provided by overnight
         delivery,   facsimile   transmission  or  e-  mail,   provided  that  a
         transmission receipt is retained.

(C)      (1)      The Parties  acknowledge  that  Yankees  serves as a strategic consultant to AmeriNet and has acted as scrivener for the Parties in this transaction but that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

         (2) Yankees has advised AmeriNet to retain independent legal and accounting counsel to review this Agreement and its exhibits and incorporated materials on their behalf.

         (3) The decision by any Party not to use the services of legal counsel in conjunction with this transaction shall be solely at their own risk, each Party acknowledging that applicable rules of the Florida Bar prevent Yankees' general counsel, who has reviewed, approved and caused modifications on behalf of Yankees, from representing anyone other than Yankees in this transaction.

3.3      Merger of All Prior Agreements Herein.

(A) This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(B) All prior agreements whether written or oral are merged herein and shall be of no force or effect.

3.4      Survival.

         The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and the Reorganization and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

3.5      Severability.

         If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

3.6      Governing Law.

         This Agreement shall be construed in accordance with the substantive and procedural laws of the State of Florida (other than those regulating taxation and choice of law).

3.7      Indemnification.

(A) Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise.

(B) In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

3.8      Dispute Resolution.

(A) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Broward County, Florida, and the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not any formal proceedings are initiated.

(B) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

         (1)      (a)      First, the  issue  shall  be  submitted  to mediation
                           before a mediation service in Broward County, Florida to be selected by lot from four alternatives to be provided, two by Yankees and two by AmeriNet; and


                  (b) The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

         (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from four alternatives to be provided, two by Yankees and two by AmeriNet.

         (3)      (a)      Expenses  of  mediation shall be borne equally by the
                           Parties, if successful.

                  (b)      Expenses  of  mediation,   if  unsuccessful   and  of
                           arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

                  (c) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties involved.

3.9      Benefit of Agreement.

         The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees but are not intended to confer upon any other person any rights or remedies hereunder.

3.10     Further Assurances.

         The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

3.11     Counterparts.

(A)      This Agreement may be executed in any number of counterparts.

(B)      All   executed    counterparts    shall    constitute   one   Agreement
         notwithstanding that all signatories are not signatories to the original or the same counterpart.

(C) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement which shall be the document filed with the Commission in conjunction with the contemplated filing of AmeriNet' Form 10-SB under the Exchange Act.

3.12     License.

(A) This form of agreement is the property of Yankees and has been customized for this transaction with the consent of Yankees.

(B) The use of this form of agreement by the Parties is authorized hereby solely for purposes of this transaction.

(C) The use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.


     In Witness Whereof, AmeriNet and Yankees have caused this Agreement to be executed by themselves or their duly authorized respective officers, all as of the last date set forth below:

Signed, sealed and delivered
         In Our Presence:
                                                        AmeriNet Group.com, Inc.
_________________________________                       (A Delaware corporation)

_________________________________            By:      /s/ Lawrence R. Van Etten
                                                Lawrence R. Van Etten, President

         (Corporate Seal)
                                              Attest:  /s/ Vanessa H. Lindsey
                                                   Vanessa H. Lindsey, Secretary
Dated:   June 30, 2000

State of Florida           }
County of Palm Beach       } ss.:


         On this 30th day of June, 2000, before me, a notary public in and for the county and state aforesaid, personally appeared Lawrence R. Van Etten and Vanessa H. Lindsey, to me known, and known to me to be the president and secretary of AmeriNet Group.com, Inc., the above-described corporation, and to me known to be the persons who executed the foregoing instrument, and acknowledged the execution thereof to be their free act and deed, and the free act and deed of AmeriNet Group.com, Inc., for the uses and purposes therein mentioned.

         In witness whereof, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written. My commission expires the ___day of ______________, ____.

         {Seal}
                                          --------------------------------
                                                       Notary Public

                                                  The Yankee Companies, Inc.
_________________________________                   (a Florida corporation)


_________________________________             By:      /s/ Leonard M. Tucker
                                                Leonard Miles Tucker, President

         (Corporate Seal)
                                              Attest: /s/ Vanessa H. Lindsey
                                                 Vanessa H. Lindsey,  Secretary
Dated:   June 30, 2000

State of Florida           }
County of Palm Beach       } ss.:


         On this 30th day of June, 2000, before me, a notary public in and for the county and state aforesaid, personally appeared Leonard Miles Tucker and Vanessa H. Lindsey, to me known, and known to me to be the president and secretary of The Yankee Companies, Inc., the above-described corporation, and to me known to be the persons who executed the foregoing instrument, and acknowledged the execution thereof to be their free act and deed, and the free act and deed of The Yankee Companies, Inc., for the uses and purposes therein mentioned.

         In witness whereof, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written. My commission expires the ___day of _______________, ____.

         (Seal)
                                       ----------------------------
                                                Notary Public

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



                                 Exhibit 3(D)(6)
                           Yankees' Investment Letter


June 30, 2000

Lawrence R. Van Etten
President
AmeriNet Group.com, Inc.
Crystal Corporate Center
2500 North Military Trail, Suite 225-C
Boca Raton, Florida 33431

         Re.:     Conversion of AmeriNet's Obligations for AmeriNet's Securities

Dear Sir:

         I hereby certify and warrant that the Yankee Companies, Inc., a Florida corporation for which I serve as president, is relinquishing all rights to repayment of $98,500, together with accrued interest, owed to Yankees by AmeriNet, Inc., a Delaware corporation ("AmeriNet") in consideration for the issuance to Yankees of 788,000 shares of AmeriNet's Common Stock (the "AmeriNet Stock,"). I hereby certify under penalty of perjury that upon receipt of the AmeriNet Stock, Yankees will be acquiring it for its own account for investment purposes without any intention of selling or distributing all or any part thereof, except in the form of permissible distributions to its stockholders. I represent and warrant that Yankees qualifies as an accredited investor (as that term is defined in Rule 501(a) of Regulation D promulgated under authority of the Securities Act of 1933, as amended [the "Securities Act"]) and that I, on Yankees behalf, am sophisticated in financial affairs, or have relied on the advice of someone sophisticated in financial affairs, and Yankees is able to bear the economic risks of this investment and I do not have any reason to anticipate any change in Yankees' circumstances, financial or otherwise, nor any other particular occasion or event which should cause Yankees to sell or distribute, or necessitate or require its sale or distribution of the AmeriNet Stock. No one other than Yankees and its stockholders has any beneficial interest in the AmeriNet Stock.

         I further certify that I have consulted with Yankees' legal counsel who, after having been apprized by me of all the material facts surrounding this transaction, opined to Yankees, for the benefit of AmeriNet, that this transaction was being effected in full compliance with the applicable securities laws of Yankees' state of domicile, based on the exemption provided by Rule 3E-500.005 promulgated under authority of Section 517.061(11) of the Securities Act of Florida.

         I agree that Yankees will in no event sell or distribute any of the AmeriNet Stock unless in the opinion of AmeriNet's counsel (based on an opinion of Yankees' legal counsel) the AmeriNet Stock may be legally sold without registration under the Securities Act, and/or registration and/or other qualification under then-applicable State and/or Federal statutes, or the AmeriNet Stock shall have been so registered and/or qualified and an appropriate prospectus, shall then be in effect.


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


         I am fully aware that the AmeriNet Stock is being offered and issued by AmeriNet to Yankees in reliance on the exemption provided by Section 4(6) or the Securities Act which exempts the sale of securities by an issuer solely to accredited investors, based on my certifications and warranties on behalf of Yankees.

         In connection with the foregoing, Yankees consents to AmeriNet' legending Yankees' certificates representing the AmeriNet Stock to indicate its investment intent and the restriction on transfer contemplated hereby and to AmeriNet placing a "stop transfer" order against the AmeriNet Stock in AmeriNet's securities transfer books until the conditions set forth herein shall have been met.

         I acknowledge by my execution hereof that Yankees has had access to AmeriNet's Exchange Act Reports, books, records and properties, and have inspected the same to my full and complete satisfaction prior to Yankees' acquisition of the AmeriNet Stock. I represent and warrant that because of my experience in business and investments, I am competent to make an informed investment decision with respect thereto on the basis of my inspection of AmeriNet's records and my questioning of AmeriNet's officers.

         I further certify that Yankees' domicile is located at the address set forth in the Agreement.


                                Very truly yours,

                           The Yankee Companies, Inc.

                                /s/ Leonard M. Tucker
                              Leonard Miles Tucker
                                    President


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